Exhibit 99.1

IN THE CIRCUIT COURT OF THE 11TH JUDICIAL CIRCUIT IN AND FOR MIAMI-DADE COUNTY, FLORIDA GENERAL JURISDICTION DIVISION CASE NO.:
FUEGO ENTERTAINMENT, INC., Plaintiff, vs. ICE COLD STOCKS, VAR GROWTH CORPORATION, BARRY DAVIS and FIRST AMERICAN STOCK Defendants. ________________________________/

COMPLAINT

Plaintiff, Fuego Entertainment, Inc. (“Fugeo” or “Plaintiff”), by and through the undersigned counsel, hereby sues Defendants Ice Cold Stocks (“Ice Cold”), Var Growth Corporation (“Var Growth”), Barry Davis (“Davis”) (collectively “Defendants”) and nominal Defendant stock transfer agent First American Stock (“First American”), and in support thereof, states as follows:
GENERAL ALLEGATIONS

1.           That this is an action for damages which exceed the sum of $15,000.00.

2.           At all times relevant hereto, Plaintiff was a Nevada corporation with its principal place of business in Miami-Dade County, Florida.

3.           Plaintiff is a public company whose stock is traded over-the-counter via the OTC Bulletin Board.

4.           Upon information and belief, at all times relevant hereto, Defendant Ice Cold was a foreign corporation with its principal place of business in Los Angeles County, California.

5.           Upon information and belief, at all relevant times hereto, Defendant Var Growth was a foreign corporation with its principal place of business in Los Angeles County, California.

6.           Upon information and belief, at all relevant times hereto, Defendant Davis was an individual residing in Los Angeles County, California.

7.           Upon information and belief, at all relevant times hereto, Defendant First American was a foreign corporation with its principal place of business in Maricopa County, Arizona.

8.           On or about May 9, 2007, Defendant Ice Cold and Plaintiff entered into and executed the a consulting services agreement (“Consulting Agreement”) requiring Defendant Ice Cold to provide services as an independent consultant to Plaintiff, including, but not limited to, advising and consulting Plaintiff in conjunction with Plaintiff’s development of its marketing plan and business goals, and scheduling and arranging meetings and conferences with strategic third party media representatives and investors.  The affidavit of Plaintiff’s President and CEO, Hugo Cancio, in support of Plaintiff’s corresponding Motion for Temporary Injunction, is attached hereto as Ex. “A.”  A copy of the Consulting Agreement is attached hereto to Plaintiff’s Emergency Motion for Temporary Injunction Order as Ex. “B.”

9.           The Consulting Agreement specifically provides that Miami-Dade County is a proper venue in any dispute arising between the Parties to the Consulting Agreement.

10.           In exchange for Defendant Ice Cold’s agreement to provide the aforementioned services, Plaintiff agreed in good-faith to transfer and issue to Defendant Var Growth eight-hundred and seventy-five thousand (875,000) shares of Plaintiff Fuego Entertainment, Inc.’s restricted stock (the “Stock”).

11.           On August 31, 2007, following over three months of Defendant’s complete failure to provide any services at all pursuant to the terms of the Consulting Agreement, Plaintiff sent a letter to Defendants Ice Cold and Davis formally notifying Defendants that their failures to provide any services in accordance with the Consulting Agreement constituted a breach of the Consulting Agreement and requesting that Defendants return Plaintiff’s Stock in full.  A copy of the August 31, 2007 letter to Defendants Ice Cold and Davis is attached to Plaintiff’s Emergency Motion for Temporary Injunction as Ex. “C.”

12.           Despite proper notice of Defendants’ breach of the Consulting Agreement and formal demand for Defendants to return to Plaintiff the Stock issued under the Consulting Agreement, Defendants refused to return Plaintiff’s Stock.

13.           In fact, Plaintiff has recently discovered that despite failing to perform any of its obligations whatsoever under the terms of the Consulting Agreement, Defendants Ice Cold, Var Growth and Davis have recently contacted Defendant First American to lift the restricted status of the Stock in Fuego Entertainment, Inc. and to sell same on the open market.

14.           To Plaintiff’s best knowledge, despite Defendants’ breach of the Consulting Agreement, Defendants are now threatening to sell all shares of the Stock.

COUNT I - BREACH OF CONTRACT AGAINST DEFENDANTS ICE COLD, DAVIS AND VAR GROWTH

15.           The Plaintiff readopts, realleges and incorporates by reference, as if more fully set forth herein, those allegations contained in the General Allegations hereinabove, and further alleges as follows:

16.           That this is an action for breach of contract.

17.           That on or about May 9, 2007 the parties entered into a Consulting Agreement.

18.           As an integral part of the Consulting Agreement, Defendants were obligated to perform and provide various consulting services to Plaintiff and, in exchange, Plaintiff would issue 875,000 shares of its company stock to Defendants.

19.           That Plaintiff, Fuego Entertainment, Inc., fully performed pursuant to the terms of the Consulting Agreement.

20.           Defendants breached the Consulting Agreement by willfully and wrongfully failing to perform any and all express and implied obligations under the Consulting Agreement.

21.           That as a direct and proximate result of the actions of the Defendants, Plaintiff, Fuego Entertainment, Inc., has been damaged.
WHEREFORE, the Plaintiff, Fuego Entertainment, Inc., demands a judgment against Defendants, Ice Cold Stocks, Var Growth Corporation and Barry Davis, for damages, prejudgment interest, costs and a reasonable attorney's fees and further requests that this Court enter a temporary injunction applicable to Defendants Ice Cold Stock, Var Growth Corporation, Barry Davis and First American Stock, their agents, and persons in privity with them, immediately restraining and enjoining them from lifting the restricted status of Defendants Ice Cold Stock, Var Growth Corporation and/or Barry Davis’ stock in Plaintiff Fuego Entertainment, Inc. and from selling and/or disposing of or otherwise transferring the Stock, and granting such additional relief to Fuego Entertainment, Inc. as this Court deems just and proper.

COUNT II – REPLEVIN AGAINST DEFENDANTS ICE COLD, DAVIS AND VAR GROWTH

22.           The Plaintiff readopts, realleges and incorporates by reference, as if more fully set forth herein, those allegations contained in the General Allegations hereinabove, and further alleges as follows:

23.           The description of the property retained by Defendants is set forth in Ex. “B” and consists of the 875,000 shares of stock in Fuego Entertainment, Inc. (the “Property”).

24.           The Plaintiff is entitled to the possession of the Property as it is the owner of the same.

25.           Defendants retain possession of the Property.

26.           The Property is wrongfully retained by Defendants.  The Defendants came into possession of the Property by entering into the Consulting Agreement with knowing intent not to perform same.

27.           The Consulting Agreement has been terminated and Defendants nevertheless retain possession of the Property.

28.           The Property has not been taken for any tax, assessment, or fine pursuant to law.

29.           The Property has not been taken under any execution or attachment against the Plaintiff’s property.

WHEREFORE, the Plaintiff, Fuego Entertainment, Inc., hereby demands judgment a judgment against Defendants, Ice Cold Stocks, Var Growth Corporation and Barry Davis for possession and return of its 875,000 shares of stock in Fuego Entertainment, Inc. and further requests that this Court enter a temporary injunction applicable to Defendants Ice Cold Stock, Var Growth Corporation, Barry Davis and First American Stock, their agents, and persons in privity with them, immediately restraining and enjoining them from lifting the restricted status of Defendants Ice Cold Stock, Var Growth Corporation and/or Barry Davis’ stock in Plaintiff Fuego Entertainment, Inc. and from selling and/or disposing of or otherwise transferring the Stock, and granting such additional relief to Fuego Entertainment, Inc. as this Court deems just and proper.

COUNT III - FRAUD AND MISREPRESENTATION AGAINST DEFENDANTS ICE COLD, DAVIS AND VAR GROWTH

30.           The Plaintiff readopts, realleges and incorporates by reference, as if more fully set forth herein, those allegations contained in the General Allegations hereinabove, and further alleges as follows:

31.           At the time that Ice Cold, Davis and Var Growth made the representation to Plaintiff that Defendants would provide the consulting services as set forth in the Consulting Agreement, Defendants knew or should have known that the representation was false and made with the intention that Plaintiff would rely on it to issue the 875,000 shares of stock to Defendants.

32.           Defendants’ assurances that it would provide the consulting services were in fact false as established by Defendants complete failure to provide any consulting services whatsoever during the course of the Parties’ Consulting Agreement.

33.           Plaintiff justifiably relied upon Defendants’ promises to provide the consulting services as delineated in the Consulting Agreement.

34.           Plaintiff has suffered and continues to suffer monetary damages as a result of its reliance on Defendants’ material misrepresentations and its refusal to provide the consulting services and to return the 875,000 shares of Plaintiff’s stock following Defendants’ nonperformance.

35.           Defendants’ wrongful retention and threatened sale of the restricted Stock has injured Plaintiff and will continue to injure Plaintiff so long as Defendants retain control of the Stock.  If Defendants wrongfully dispose of, sell and/or transfer the Stock, Plaintiff will be injured in an amount to be ascertained if such event should occur.

36.           Defendants’ wrongful retention and threatened sale of the restricted Stock has injured Plaintiff and will continue to injure Plaintiff so long as Defendants retain control of the Stock.  If Defendants wrongfully dispose of, sell and/or transfer the Stock, Plaintiff will be injured in an amount to be ascertained if such event should occur.

WHEREFORE, the Plaintiff, Fuego Entertainment, Inc., demands a judgment against Defendants, Ice Cold Stocks, Var Growth Corporation and Barry Davis, for damages, prejudgment interest, costs and a reasonable attorney's fees and further requests that this Court enter a temporary injunction applicable to Defendants Ice Cold Stock, Var Growth Corporation, Barry Davis and First American Stock, their agents, and persons in privity with them, immediately restraining and enjoining them from lifting the restricted status of Defendants Ice Cold Stock, Var Growth Corporation and/or Barry Davis’ stock in Plaintiff Fuego Entertainment, Inc. and from selling and/or disposing of or otherwise transferring the Stock, and granting such additional relief to Fuego Entertainment, Inc. as this Court deems just and proper.

Dated: April 7, 2008	Respectfully submitted,
Miami, Florida
/s/ Jose Herrera, Esq.
Jose Herrera, Esq.
Attorney for Fuego Entertainment, Inc.